UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 29, 2026
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2026-5C10

(Central Index Key Number 0002136440)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

UBS AG New York Branch

(Central Index Key Number 0001685185)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-15	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On June 29, 2026, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of June 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of Wells Fargo Commercial Mortgage Trust 2026-5C10, Commercial Mortgage Pass-Through Certificates, Series 2026-5C10 (the “Certificates”).

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to Wells Fargo Securities, LLC (“WFS”), SG Americas Securities, LLC (“SGAS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 18, 2026, among the Registrant, Wells Fargo Bank, National Association (“WFB”) and the Underwriters.

The Privately Offered Certificates were sold to WFS, SGAS, CGMI, GS&Co., JPMS, UBS Securities, Academy, Drexel and Siebert, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 18, 2026, among the Registrant, as depositor, the Initial Purchasers, and WFB. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2026-5C10, a common law trust fund formed on June 29, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are twenty-nine (29) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee and/or leasehold estate of the related borrower in sixty-two (62) commercial, multifamily and/or manufactured housing properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from WFB, Argentic Real Estate Finance 2 LLC, LMF Commercial, LLC, Societe Generale Financial Corporation, Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company, BSPRT CMBS Finance, LLC, JPMorgan Chase Bank, National Association and UBS AG New York Branch.

On July 29, 2026, the Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $475,241,000. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,070,239, were approximately $501,672,801. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $1,253,925 in the form of fees were paid to the Underwriters, $1,022,168 were paid to or for the Underwriters and $3,794,146 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: June 23, 2026) (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in the Prospectus, dated June 22, 2026 and as filed with the Securities and Exchange Commission on June 23, 2026. The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

Argentic Real Estate Finance 2 LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above through the purchase by Argentic Securities Holdings 2 Cayman Limited, a majority-owned affiliate of the Retaining Sponsor, of (i) an “eligible vertical interest”, in the form of certificates representing approximately 2.06% of the initial certificate balance or notional amount, as applicable, of each class of certificates (other than the Class R certificates) and (ii) an “eligible horizontal residual interest” consisting of the Class F-RR and Class G-RR (excluding the portion of such classes that are part of the eligible vertical interest) for $16,537,247.31, representing approximately 2.98% of the fair market value of all classes of certificates (other than the Class R certificates).

If the Retaining Sponsor (as defined in the Pooling and Servicing Agreement) had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rules (as defined in the Pooling and Servicing Agreement) with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $27,726,244, representing 5.0% of the aggregate fair value, as of the Closing Date, of all classes of certificates (other than the Class R certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated June 10, 2026 and as filed with the Securities and Exchange Commission on June 10, 2026 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date. The “eligible vertical interest” and “eligible horizontal residual interest” will be held in the form of book-entry certificates.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2026.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2026 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Lee Green
		Name:	Lee Green
		Title:	Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2026.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2026 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)